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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                     (formerly Travelers Insurance Company)

                METLIFE OF CT FUND BD III FOR VARIABLE ANNUITIES
           METLIFE OF CT SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES METLIFE INSURANCE COMPANY OF CT VARIABLE ANNUITY SEPARATE ACCOUNT 2002

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                  (formerly Travelers Life and Annuity Company)

                 METLIFE OF CT FUND BD IV FOR VARIABLE ANNUITIES
            METLIFE OF CT SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES
  METLIFE LIFE AND ANNUITY COMPANY OF CT VARIABLE ANNUITY SEPARATE ACCOUNT 2002

                              VINTAGE XTRA ANNUITY
                        VINTAGE XTRA (SERIES II) ANNUITY
                           VINTAGE II VARIABLE ANNUITY
                     VINTAGE II (SERIES II) VARIABLE ANNUITY
                           VINTAGE 3 VARIABLE ANNUITY
                           VINTAGE L VARIABLE ANNUITY
                             VINTAGE ACCESS ANNUITY

                             NOTICE OF SUBSTITUTION

                                 August 15, 2006

The proposed substitution of shares of Third Avenue Small Cap Value Portfolio (Class B) of Met Investors Series Trust (Replacement Fund) for shares of Lazard Retirement Small Cap Portfolio (Service Shares) of Lazard Retirement Series, Inc. (Existing Fund) about which we notified you earlier this year will be completed on or around November 13, 2006.

It was determined not to proceed with the substitution of Janus Aggressive Growth Portfolio for Van Kampen LIT Emerging Growth Portfolio.

We believe that the proposed substitution is in the best interest of Contract Owners. The Replacement Fund has at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you.

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action.

     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Fund unless you change your elections and transfer your Contract Value before the substitution takes place.

     - You may transfer amounts in your Contract among the variable Subaccounts and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on

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          transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your Contract Value in the Subaccount will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     -    There will be no tax consequences to you.

Following the substitutions, we will send you a prospectus for each Replacement Fund as well as a notice of the actual date of the substitutions and confirmation of transfer.

Please contact us at 1-800-784-6088 if you have any questions.


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